UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 17, 2020

Date of Report (Date of earliest event reported)

333-188401

(Commission File Number)

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)
Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

215 North Jefferson, Box 591, Ossian, Indiana	46777
(Address of principal executive offices)	(Zip Code)

(260) 490-9990
(Registrant's telephone number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On July 17, 2020, Success Entertainment Group International, Inc. (OTCQB: SEGN) (the “Company”) issued a press release announcing that its subsidiary, Renavotio Infratech, Inc. (“RII”), closed its acquisition of Utility Management Corp. (“UMC”), a Delaware company, and its two (“2”) key subsidiaries, each of which, an Oklahoma limited liability company, Utility Management & Construction, LLC (“UMCCO”) and Cross-Bo Construction, LLC (“Cross-Bo”).

The purchase price of Four Million Five Hundred Thousand US Dollars, ($4,500,000.00) was paid as follows: (i) an initial amount of Three Hundred and Fifty-four Thousand US Dollars ($354,000.00) was paid in cash and notes; (ii) RII assumed Two Million Eight Hundred and Forty Six Thousand US Dollars ($2,846,000.00) in UMC debt; and (iii) One Million Three Hundred Thousand Dollars, ($1,300,000.00) worth of Success Entertainment Group International, Inc., (“SEGN”) common stock was issued at $.07 a share, equivalent to 18,571,428 restricted SEGN shares.

Founded in 1962, UMCCO is a leader in small-community utility management and has operations which have provided water-systems management to over 1200 customers. UMCCO specializes in the management and operation of small utility systems (Rural Waters Systems or Public Trusts or Authority), including record keeping, reporting, budgeting, customer correspondence, billing and engineering.

UMC’s second subsidiary, Cross-Bo Construction, LLC, specializes in Utility System installation and maintenance. Cross-Bo provides the hard assets and expertise to install pipelines for water, wastewater, storm water and gas systems up to thirty-six (“36”) inches in diameter. Its Hydrovac excavators, drilling, and heavy excavating equipment lets Cross-Bo compete in the municipal utility bidding market for installation of water, waste water, storm water, and gas system construction and installation. Cross-Bo has expertise in the installation of HDPE, PVC, and Ductile Piping Systems.  The company is expanding into  fiber optic installation and participating in the 5G roll out with targeted Telcom relationships. The company is expanding into  fiber optic installation and participating in the 5G roll out with targeted Telcom relationships.

“This is a major milestone and these are the first building blocks in the foundation of Renavotio’s planned rejuvenation of SEGN, by acquiring and integrating additional operating companies.  We are planning for future success and this is a significant and important acquisition that we expect will allow us to succeed at our planed growth and this new and exciting direction for the public Company. Our plan is to build a partnership with our investors, stakeholders and employees of the newly acquired companies, which we hope will manifest itself in a positive direction that benefits everyone,  said Billy Robinson, CEO of SEGN.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K.  Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  Moreover, the information in this Item 7.01, including this exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company's Annual Report on Form 10-K, which is expressly incorporated herein by reference, and other factors as may periodically be described in the Company's filings with the SEC.

Section 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release Dated July 17, 2020

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2020	By:	/s/ William Robinson
William Robinson
President, Secretary, and Director

3